UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2016

Kashin, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-161240	26-4711535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

112 North Curry Street - Carson City - Nevada 89703-4934

(Address of Principal Executive Offices) (Zip Code)

(808) 221-0553

(Registrant's telephone number, including area code)

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain OfficerS; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Following a review of certain transactions and events, effective February 27, 2016 in accordance with Company By-laws Article II Section 7, the majority of directors of Kashin, Inc. resolved, to approve and confirm the removal of Richard Specht as Director, Secretary and Treasurer of the Corporation for cause effective February 27, 2016.

The reviewed transactions and events include but are not limited to:

1.	Company subscription monies being directed to a Panama attorney Ciro Ortega on the instruction of Mr. Specht and his associate Mr. Ryan Hamouth.

2.	Mr. Specht's failure to effect or failure to disclose a trust account agreement between Mr. Ortega and the Company.

3.	Mr. Specht's and Mr. Hamouth's unauthorized instructions to Mr. Ortega to disburse Company funds received by Mr. Ortega.

4.	Mr. Specht's issuance of common shares of the Company without the written consent of the directors.

5.

Mr. Specht's issuance of common shares of the Company to certain consultant's for services that were not received by the Company including but not limited to Mr. Specht's associates and Mr. Hamouth's mother.

6.	Mr. Specht's continued unauthorized use of Mr. Carl Maybin II's electronic signature on certain filings and certain representations to the Company's auditor.

7.	Concerns raised by the Company's auditor with respect to Mr. Specht's unauthorized entry into verbal agreements with certain consultant's on behalf of the Company.

8.	Mr. Specht's unauthorized approval of certain share sales and transfers in contravention of the Company By-laws Article IV Section 2.

Item 8.01 Other Events

It has come to the attention of the Board of Directors of Kashin, Inc. that, at the insistence of Mr. Specht and his representatives, an 8-K was filed on March 1, 2016, reflecting the date of report as February 28, 2016. Within that report Mr. Specht, without availing himself of certain facts, alleges 1) Carl Maybin II has had 6,000,000 shares issued to himself on February 11, 2016 without proper authorization by the board, 2) that Mr. Maybin has breached the trust of the Shareholders, 3) the total validly issued and outstanding shares are 12,860,745.

The Company hereby denies all such allegations by Mr. Specht.

Futhermore, Mr. Specht, in his 8-K filing purports to have certain shareholder consents, that in accordance with NRS 78.375 a two thirds majority vote is required. No evidence of such shareholder consent is or has been in the possession of the Company.

In addition, Mr. Specht purports to have reported to and is cooperating fully with the Securities and Exchange Commission, the Federal Bureau of Investigation and all other appropriate authorities. The Company invites the appropriate authorities to collect the facts related to the foregoing allegations and to Mr. Specht's lawful removal from the Board.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Kashin, Inc.

Dated: March 2, 2016	By:	/s/ Carl Maybin
Carl Maybin
Chief Executive Officer, Director